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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

     Date of report (Date of earliest event reported): October 20, 2004

                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts              000-23533             04-3401049
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                               60 High Street
                        Medford, Massachusetts 02155
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Results of Operations and Financial Condition

      On October 20, 2004, Mystic Financial, Inc. (the "Company") announced its earnings for the three months ended September 30, 2004. A copy of the press release dated October 20, 2004, describing first quarter earnings is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)   The following exhibit is furnished with this Report:

      Exhibit No.    Description
      -----------    -----------

      99.1           Press release issued by the Company on October 20, 2004


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MYSTIC FINANCIAL, INC.



                                  By:     /s/ Ralph W. Dunham
                                          -------------------------------------
                                  Name:   Ralph W. Dunham
                                  Title:  President and Chief Executive Officer


Date: October 21, 2004


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated October 20, 2004.


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